EXHIBIT 21.1
LIST OF THE SUBSIDIARIES OF FELCOR LODGING TRUST INCORPORATED
(as of May 12, 2010)

	Name	State and Form of Organization
1.	BHR Canada Tenant Company	Nova Scotia, Canada — Unlimited Liability Company

2.	BHR Lodging Tenant Company	Delaware — Corporation

3.	BHR Operations, L.L.C.	Delaware — Limited Liability Company

4.	Brighton at Kingston Plantation, L.L.C.	Delaware — Limited Liability Company

5.	DJONT Leasing, L.L.C.	Delaware — Limited Liability Company

6.	DJONT Operations, L.L.C.	Delaware — Limited Liability Company

7.	DJONT/Charlotte Leasing, L.L.C.	Delaware — Limited Liability Company

8.	DJONT/CMB Buckhead Leasing, L.L.C.	Delaware — Limited Liability Company

9.	DJONT/CMB Corpus Leasing, L.L.C.	Delaware — Limited Liability Company

10.	DJONT/CMB Deerfield Leasing, L.L.C.	Delaware — Limited Liability Company

11.	DJONT/CMB FCOAM, L.L.C.	Delaware — Limited Liability Company

12.	DJONT/CMB New Orleans Leasing, L.L.C.	Delaware — Limited Liability Company

13.	DJONT/CMB Orsouth Leasing, L.L.C.	Delaware — Limited Liability Company

14.	DJONT/CMB Piscataway Leasing, L.L.C.	Delaware — Limited Liability Company

15.	DJONT/CMB SSF Leasing, L.L.C.	Delaware — Limited Liability Company

16.	DJONT/EPT Leasing, L.L.C.	Delaware — Limited Liability Company

17.	DJONT/EPT Manager, Inc. (f/k/a DJONT/Promus Manager, Inc.)	Delaware — Corporation

18.	DJONT/Indianapolis Leasing, L.L.C.	Delaware — Limited Liability Company

19.	DJONT/JPM Atlanta ES Leasing, L.L.C.	Delaware — Limited Liability Company

20.	DJONT/JPM Austin Leasing, L.P.	Delaware — Limited Partnership

21.	DJONT/JPM Austin Tenant Co., L.L.C.	Delaware — Limited Liability Company

22.	DJONT/JPM Boca Raton Leasing, L.L.C.	Delaware — Limited Liability Company

23.	DJONT/JPM BWI Leasing, L.L.C.	Delaware — Limited Liability Company

24.	DJONT/JPM Hospitality Leasing Holdco (SPE), L.L.C.	Delaware — Limited Liability Company

	Name	State and Form of Organization
25.	DJONT/JPM Hospitality Leasing (SPE), L.L.C.	Delaware — Limited Liability Company

26.	DJONT/JPM Leasing, L.L.C.	Delaware — Limited Liability Company

27.	DJONT/JPM Orlando Leasing, L.L.C.	Delaware — Limited Liability Company

28.	DJONT/JPM Phoenix Leasing, L.L.C.	Delaware — Limited Liability Company

29.	DJONT/JPM Wilmington Leasing, L.L.C.	Delaware — Limited Liability Company

30.	E.S. Charlotte Limited Partnership	Delaware — Limited Partnership

31.	E.S. North, an Indiana Limited Partnership	Indiana — Limited Partnership

32.	EPT Atlanta-Perimeter Center Limited Partnership	Delaware — Limited Partnership

33.	EPT Austin Limited Partnership	Delaware — Limited Partnership

34.	EPT Kansas City Limited Partnership	Delaware — Limited Partnership

35.	EPT Meadowlands Limited Partnership	Delaware — Limited Partnership

36.	EPT Raleigh Limited Partnership	Delaware — Limited Partnership

37.	FCH/DT BWI Holdings, L.P. (f/k/a B.D. Eastrich BWI No. 1 Limited Partnership)	Delaware — Limited Partnership

38.	FCH/DT BWI Hotel, L.L.C.	Delaware — Limited Liability Company

39.	FCH/DT Holdings, L.P.	Delaware — Limited Partnership

40.	FCH/DT Hotels, L.L.C.	Delaware — Limited Liability Company

41.	FCH/HHC Hotels, L.L.C.	Delaware — Limited Liability Company

42.	FCH/HHC Leasing, L.L.C.	Delaware — Limited Liability Company

43.	FCH/IHC Hotels, L.P.	Delaware — Limited Partnership

44.	FCH/IHC Leasing, L.P.	Delaware — Limited Partnership

45.	FCH/JVEIGHT Leasing, L.L.C. (f/k/a FCH/Interstate Leasing, L.L.C. and FCH/Deerfield Development Co., L.L.C.)	Delaware — Limited Liability Company

46.	FCH/PSH, L.P. (f/k/a Rouse & Associates-SHS)	Pennsylvania — Limited Partnership

47.	FCH/SH Leasing, L.L.C.	Delaware — Limited Liability Company

48.	FCH/SH Leasing II, L.L.C.	Delaware — Limited Liability Company

49.	FelCor Burlington Land, L.L.C.	Delaware — Limited Liability Company

50.	FelCor Canada Co.	Nova Scotia, Canada — Unlimited Liability Company

	Name	State and Form of Organization
51.	FelCor Canada Holding GP, L.L.C.	Delaware — Limited Liability Company

52.	FelCor Canada Holding, L.P.	Delaware — Limited Partnership

53.	FelCor Chat-Lem, L.L.C.	Delaware — Limited Liability Company

54.	FelCor Eight Hotels, L.L.C.	Delaware — Limited Liability Company

55.	FelCor Escrow Holdings, L.L.C.	Delaware — Limited Liability Company

56.	FelCor Esmeralda (SPE), L.L.C.	Delaware — Limited Liability Company

57.	FelCor Esmeralda Leasing (SPE), L.L.C.	Delaware — Limited Liability Company

58.	FelCor Holdings Trust	Massachusetts — Business Trust

59.	FelCor Hotel Asset Company, L.L.C.	Delaware — Limited Liability Company

60.	FelCor Hotel Operating Company, L.L.C.	Delaware — Limited Liability Company

61.	FelCor Lodging Holding Company, L.L.C.	Delaware — Limited Liability Company

62.	FelCor Lodging Limited Partnership (f/k/a FelCor Suites Limited Partnership)	Delaware — Limited Partnership

63.	FelCor Napa Development, L.L.C.	Delaware — Limited Liability Company

64.	FelCor Omaha Hotel Company, L.L.C.	Delaware — Limited Liability Company

65.	FelCor Pennsylvania Company, L.L.C.	Delaware — Limited Liability Company

66.	FelCor S-4 Hotels (SPE), L.L.C.	Delaware — Limited Liability Company

67.	FelCor S-4 Leasing (SPE), L.L.C.	Delaware — Limited Liability Company

68.	FelCor St. Pete (SPE), L.L.C.	Delaware — Limited Liability Company

69.	FelCor St. Pete Leasing (SPE), L.L.C.	Delaware — Limited Liability Company

70.	FelCor TRS Borrower 1, L.P.	Delaware — Limited Partnership

71.	FelCor TRS Borrower GP 1, L.L.C.	Delaware — Limited Liability Company

72.	FelCor TRS Borrower 4, L.L.C.	Delaware — Limited Liability Company

73.	FelCor TRS Guarantor, L.P.	Delaware — Limited Partnership

74.	FelCor TRS Guarantor GP, L.L.C.	Delaware — Limited Liability Company

75.	FelCor TRS Holdings, L.L.C.	Delaware — Limited Liability Company

76.	FelCor/Charlotte Hotel, L.L.C.	Delaware — Limited Liability Company

77.	FelCor/CMB Buckhead Hotel, L.L.C.	Delaware — Limited Liability Company

	Name	State and Form of Organization
78.	FelCor/CMB Corpus Holdings, L.P.	Delaware — Limited Partnership

79.	FelCor/CMB Corpus Hotel, L.L.C.	Delaware — Limited Liability Company

80.	FelCor/CMB Deerfield Hotel, L.L.C.	Delaware — Limited Liability Company

81.	FelCor/CMB Marlborough Hotel, L.L.C.	Delaware — Limited Liability Company

82.	FelCor/CMB New Orleans Hotel, L.L.C.	Delaware — Limited Liability Company

83.	FelCor/CMB Orsouth Holdings, L.P.	Delaware — Limited Partnership

84.	FelCor/CMB Orsouth Hotel, L.L.C.	Delaware — Limited Liability Company

85.	FelCor/CMB Piscataway Hotel, L.L.C.	Delaware — Limited Liability Company

86.	FelCor/CMB SSF Holdings, L.P.	Delaware — Limited Partnership

87.	FelCor/CMB SSF Hotel, L.L.C.	Delaware — Limited Liability Company

88.	FelCor/CSS Holdings, L.P.	Delaware — Limited Partnership

89.	FelCor/CSS Hotels, L.L.C.	Delaware — Limited Liability Company

90.	FelCor/CSS (SPE), L.L.C.	Delaware — Limited Liability Company

91.	FelCor/Indianapolis Hotel, L.L.C.	Delaware — Limited Liability Company

92.	FelCor/Iowa-New Orleans Chat-Lem Hotel, L.L.C.	Delaware — Limited Liability Company

93.	FelCor/JPM Atlanta ES Hotel, L.L.C.	Delaware — Limited Liability Company

94.	FelCor/JPM Austin Holdings, L.P.	Delaware — Limited Partnership

95.	FelCor/JPM Austin Hotel, L.L.C.	Delaware — Limited Liability Company

96.	FelCor/JPM Boca Raton Hotel, L.L.C.	Delaware — Limited Liability Company

97.	FelCor/JPM BWI Hotel, L.L.C.	Delaware — Limited Liability Company

98.	FelCor/JPM Hospitality Holdco (SPE), L.L.C.	Delaware — Limited Liability Company

99.	FelCor/JPM Hospitality (SPE), L.L.C.	Delaware — Limited Liability Company

100.	FelCor/JPM Hotels, L.L.C.	Delaware — Limited Liability Company

101.	FelCor/JPM Orlando Hotel, L.L.C.	Delaware — Limited Liability Company

102.	FelCor/JPM Phoenix Hotel, L.L.C.	Delaware — Limited Liability Company

103.	FelCor/JPM Wilmington Hotel, L.L.C.	Delaware — Limited Liability Company

104.	FelCor/LAX Holdings, L.P.	Delaware — Limited Partnership

105.	FelCor/LAX Hotels, L.L.C.	Delaware — Limited Liability Company

	Name	State and Form of Organization
106.	FelCor/MM S-7 Holdings, L.P.	Delaware — Limited Partnership

107.	FelCor/MM S-7 Hotels, L.L.C.	Delaware — Limited Liability Company

108.	FelCor/New Orleans Annex, L.L.C.	Delaware — Limited Liability Company

109.	FelCor/St. Paul Holdings, L.P.	Delaware — Limited Partnership

110.	FelCor/Tysons Corner Hotel Company, L.L.C.	Delaware — Limited Liability Company

111.	Grande Palms, L.L.C.	Delaware — Limited Liability Company

112.	HI Chat-Lem/Iowa-New Orleans Joint Venture	Louisiana — General Partnership

113.	Kingston Plantation Development Corp.	Delaware — Corporation

114.	Los Angeles International Airport Hotel Associates, a Texas Limited Partnership	Texas — Limited Partnership

115.	Lovefield Beverage Corporation	Texas — Corporation

116.	Margate Towers at Kingston Plantation, L.L.C.	Delaware — Limited Liability Company

117.	MHV Joint Venture	Texas — General Partnership

118.	Napa Creek Residential, L.L.C.	Delaware — Limited Liability Company

119.	Park Central Joint Venture	Texas — General Partnership

120.	Promus/FCH Condominium Company, L.L.C.	Delaware — Limited Liability Company

121.	Promus/FCH Development Company, L.L.C.	Delaware — Limited Liability Company

122.	Promus/FelCor Hotels, L.L.C.	Delaware — Limited Liability Company

123.	Promus/FelCor Lombard Venture	Illinois — General Partnership

124.	Promus/FelCor Manager, Inc.	Delaware — Corporation

125.	Promus/FelCor Parsippany Venture	New Jersey — General Partnership

126.	Promus/FelCor San Antonio Venture	Texas — General Partnership

127.	Royale Palms Rental, L.L.C.	Delaware — Limited Liability Company

128.	Tysons Corner Hotel Company, L.L.C.	Delaware — Limited Liability Company